February 28, 2003

OPPENHEIMER
MAIN STREET FUND(R)



                                                                  Semiannual
                                                                    Report
                                                                 ------------
                                                                  Management
                                                                 Commentaries



Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Our goal is to add relative value to an investor's allocation of large-cap stocks and to be better than other alternatives. In fact, over the one-, three-, five- and 10-year periods, the Fund has placed in the top quartile of its large-cap core peer group." 1

                                                               [LOGO]
                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Main Street Fund(R) seeks a high total return.

Fund Highlight

o The Fund's Class A shares are ranked in the first quartile of its peer group, the Lipper Large-Cap Core Funds, for the one-, three-, five- and 10-year periods ended February 28, 2003. 1
o With approval from the Fund's Board of Directors, the Fund's name was officially changed to Oppenheimer Main Street Fund(R) (formerly Oppenheimer Main Street Growth & Income Fund) on April 30, 2003.
o There was no change in the Fund's investment objective.

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Managers

 9  Financial
    Statements

34  Directors and Officers


Cumulative Total Returns*

          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A    -9.89%      -15.07%
----------------------------------
Class B   -10.28       -14.77
----------------------------------
Class C   -10.21       -11.11
----------------------------------
Class N    -9.86       -10.75
----------------------------------
Class Y    -9.81


----------------------------------

Average Annual Total Returns*

          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -20.69%      -25.25%
----------------------------------
Class B   -21.34       -25.27
----------------------------------
Class C   -21.28       -22.07
----------------------------------
Class N   -20.78       -21.56
----------------------------------
Class Y   -20.56

1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund ranked #117/972, #148/741, #111/504 and #22/163 among
Lipper-Large Cap Core Funds for the one-, three-, five- and ten-year periods ended 2/28/03. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,



At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,




/S/ SIGNATURE                /S/ SIGNATURE
James C. Swain               John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


PHOTO OF
James C. Swain
Chairman
Oppenheimer
Main Street Fund

PHOTO OF
John V. Murphy
President
Oppenheimer
Main Street Fund



                        1 | OPPENHEIMER MAIN STREET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q  What is the approach you take in managing the Fund?
A. We use a quantitative approach to managing the Fund. Quantitative investing may seem a bit unconventional, but we use it for the simple reason that we believe it works. In fact, we'd argue that conventional approaches tend to generate conventional results. Our goal is to add relative value to an investor's allocation of large cap stocks and to be better than other alternatives. Whether the market is going up or down is not a major factor to us, because we make no effort to time the market.
   We believe that the essence of a quantitative process is to research and understand repeatable patterns, anomalies and other signals in the market that we believe can give us an edge or advantage. In a sense, we are working to distill the most useful information or signals from the not-so-useful information. For example, we know that on average, companies that have announced major acquisitions tended, on average, to underperform the market for up to a year or more, while those that announced buybacks tended, on average, to outperform the market. We look at as many as 60 factors like this to try to develop a consistent relative return advantage. We're happy to have been able to successfully execute our approach with the Oppenheimer Main Street Fund(R) since we assumed management of the Fund about five years ago. 2

What is the benchmark you use to compare performance of the Fund?
We use a broad market benchmark, the S&P 500 Index. Philosophically, we believe the broad market approach is a quality route for many investors, and one that is often under-utilized. Our goal is to outperform growth and value individually over the long-term. Styles come and go out of favor and we believe that if you are successful in beating the broad market benchmark, you should be successful in beating the narrower style benchmarks over time.

[SIDEBAR]
Portfolio Management
Team
Charles Albers
Nikolaos Monoyios


2. Past performance does not guarantee future results.

                        2 | OPPENHEIMER MAIN STREET FUND

What was the market environment like over the past six months ended February 28, 2003? (Nikos Monoyios)
There have been several sharply distinct intervals in market behavior since August 31, 2002. During September and early October 2002, the market averages were down sharply as pessimism seemed to reach its high point. However, in early October 2002, the markets rebounded through the end of November, led largely by the stocks that had been beaten down in August and September. Then in December, the rally faded on concerns about the slow pace of the economic recovery and the soft Christmas selling season. The increased possibility of war with Iraq also contributed to the tough December.
   In the first several days of 2003, there was a sharp bounce upward. This is not an unusual seasonal pattern. Many investors believed that a major bottom had just hit, and as a result, they sought riskier stocks to benefit from the upturn that they saw ahead. But, then January turned out to be yet another down month and the markets started to approach their early October lows. And so, this was a jagged period with a down cycle and an up cycle and then another down cycle. Overall for the last six months, the markets were down.

How did the Fund perform in this environment? (Charles Albers)
During the period, the Fund (Class A shares at NAV) returned
-9.89% compared to the S&P 500 Index, its benchmark index, which returned -7.28%.3 The Fund's relative underperformance can be attributed to the sharp market rally in October and November 2002, when stocks with high betas (risk) and poor valuation metrics performed the best. The Fund was not well represented in these types of companies at that time. Our quantitative models, which are an important part of our investment process, have worked well in most time periods, but at the same time, we recognize that short-term patterns and

3. The Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities.



                        3 | OPPENHEIMER MAIN STREET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


movements within the stock market occur where the Fund may underperform. Rather than making dramatic changes to the Fund based on short-term movements that may quickly reverse themselves, we choose to stick with our disciplined investment approach. We're trying to deliver positive returns for the investors over the long term, not time the market.

What worked well over this period of time?
(Charles Albers)
During the period, the Fund outperformed in the down months for the markets, and underperformed in the up months because of the Fund's relatively defensive position and higher-quality names. The more aggressive sectors, such as telecommunications and information technology, were the better performing sectors, and the portfolio was underweight in these areas. Conversely, the Fund benefited from its market capitalization exposures. For the most part, it was underweight large- and mega-cap stocks, which performed poorly, and overweight mid- and small-cap stocks, which performed somewhat better.

What is your investment outlook for 2003?
(Nikos Monoyios)
Presently, our quantitative models suggest that the market may be significantly undervalued at its current levels. Last fall, we completed a research study that looked at long-term trends in the equity market. When the S&P 500 Index hits a multi-year low, as happened in July and September 2002, it has typically performed substantially better over the following five years compared to the average long-term performance of the index. Additionally, the S&P 500 has also performed with a considerable degree of consistency during that time. So, we believe the markets can do well, but investors should stay patient.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 4

Class A
1-Year      5-Year     10-Year
----------------------------------------
-27.46%     -4.20%      7.67%

Class B                Since
1-Year      5-Year     Inception
----------------------------------------
-27.48%     -4.12%      6.34%

Class C                Since
1-Year      5-Year     Inception
----------------------------------------
-24.40%     -3.79%      6.07%

Class N                Since
1-Year      5-Year     Inception
----------------------------------------
-23.90%     N/A        -13.67%

Class Y                Since
1-Year      5-Year     Inception
----------------------------------------
-22.94%     -2.89%      3.65%

4. See Notes on page 7 for further details.



                        4 | OPPENHEIMER MAIN STREET FUND

(Charles Albers)
We believe that part of the reason the S&P 500 has performed well after multi-year lows over the past century is that after several consecutive years of market declines, the government becomes concerned about the impact the downward spiral of equity prices may have on the standard of living. The federal government typically responds with stimulative policies to jump start the economy and the stock markets. And, this is in fact what is happening now (i.e., short-term interest rates are at the lowest level in more than 20 years). All of this has been temporarily muted because of the possible war against Iraq. But, once that situation is resolved, we believe that these stimulative government policies can gain some traction and will eventually be positive for the stock markets.
   As always, we remain fully invested in stocks, and we seek to reduce risks through broad diversification and a disciplined approach to portfolio construction. These principles have historically served us well in good markets and bad, and they are central to what makes Oppenheimer Main Street Fund(R) part of The Right Way to Invest.




                        5 | OPPENHEIMER MAIN STREET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------


Top Ten Common Stock Holdings 6
--------------------------------------------------------------
Exxon Mobil Corp.                                        2.6%
--------------------------------------------------------------
Microsoft Corp.                                          2.2
--------------------------------------------------------------
Citigroup, Inc.                                          2.2
--------------------------------------------------------------
General Electric Co.                                     2.2
--------------------------------------------------------------
Pfizer, Inc.                                             2.1
--------------------------------------------------------------
Bank of America Corp.                                    1.7
--------------------------------------------------------------
Merck & Co., Inc.                                        1.6
--------------------------------------------------------------
Intel Corp.                                              1.5
--------------------------------------------------------------
Wal-Mart Stores, Inc.                                    1.5
--------------------------------------------------------------
International Business Machines Corp.                    1.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 6
--------------------------------------------------------------
Banks                                                   10.2%
--------------------------------------------------------------
Oil & Gas                                                8.2
--------------------------------------------------------------
Pharmaceuticals                                          7.3
--------------------------------------------------------------
Diversified Financials                                   7.3
--------------------------------------------------------------
Insurance                                                5.9

[PIE CHART]
Sector Allocation 5


o Financials      23.9%
o Consumer
  Discretionary   15.7
o Health Care     13.0
o Information
   Technology     10.7
o Industrials      9.1
o Energy           8.5
o Consumer
   Staples         8.3
o Telecommuni-
   cation Services 4.1
o Materials        3.6
o Utilities        3.1



5. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on total market value of common stock.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on net assets.



                        6 | OPPENHEIMER MAIN STREET FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 2/3/88. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/3/94. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/1/96. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor. An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                        7 | OPPENHEIMER MAIN STREET FUND

                                                          Financial Statements
                                                                    Pages 9-33






                        8 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS February 28, 2003 / Unaudited

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Common Stocks--98.3%
--------------------------------------------------------------------------------
 Consumer Discretionary--15.5%
--------------------------------------------------------------------------------
 Auto Components--0.7%
 Aftermarket Technology
 Corp. 1                                              179,100      $  2,030,994
--------------------------------------------------------------------------------
 American Axle &
 Manufacturing
 Holdings, Inc. 1                                     219,400         5,188,810
--------------------------------------------------------------------------------
 ArvinMeritor, Inc.                                   187,400         2,863,472
--------------------------------------------------------------------------------
 Borg-Warner
 Automotive, Inc.                                     103,100         5,383,882
--------------------------------------------------------------------------------
 Cooper Tire &
 Rubber Co.                                            95,300         1,335,153
--------------------------------------------------------------------------------
 Dana Corp.                                         1,129,700         9,670,232
--------------------------------------------------------------------------------
 Delphi Corp.                                       2,361,900        18,257,487
--------------------------------------------------------------------------------
 Goodyear Tire &
 Rubber Co.                                         1,309,900         5,239,600
--------------------------------------------------------------------------------
 Johnson Controls, Inc.                               138,000        10,758,480
--------------------------------------------------------------------------------
 Lear Corp. 1                                         333,900        12,681,522
--------------------------------------------------------------------------------
 Tower Automotive, Inc. 1                              60,900           204,015
                                                                   -------------
                                                                     73,613,647

--------------------------------------------------------------------------------
 Automobiles--1.3%
 Ford Motor Co.                                     5,212,226        43,365,720
--------------------------------------------------------------------------------
 General Motors Corp.                               1,452,900        49,064,433
--------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                786,700        31,145,453
--------------------------------------------------------------------------------
 Winnebago
 Industries, Inc.                                     104,600         3,070,010
                                                                   ------------
                                                                    126,645,616

--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--1.1%
 Applebee's
 International, Inc.                                  162,125         4,156,885
--------------------------------------------------------------------------------
 Boyd Gaming Corp. 1                                   63,700           796,887
--------------------------------------------------------------------------------
 Brinker
 International, Inc. 1                                331,600         9,191,952
--------------------------------------------------------------------------------
 Carnival Corp.                                       416,000         9,555,520
--------------------------------------------------------------------------------
 CEC Entertainment,
 Inc. 1                                               196,600         4,975,946
--------------------------------------------------------------------------------
 Choice Hotels
 International, Inc. 1                                 33,000           778,800
--------------------------------------------------------------------------------
 Darden Restaurants, Inc.                             388,000         6,910,280
--------------------------------------------------------------------------------
 GTech Holdings Corp. 1                               658,400        19,159,440
--------------------------------------------------------------------------------
 McDonald's Corp.                                     755,000        10,275,550
--------------------------------------------------------------------------------
 P.F. Chang's
 China Bistro, Inc. 1                                  27,800           920,736

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure Continued
 Panera Bread Co., Cl. A 1                            185,800      $  5,111,358
--------------------------------------------------------------------------------
 Papa John's
 International, Inc. 1                                 13,500           320,895
--------------------------------------------------------------------------------
 Rare Hospitality
 International, Inc. 1                                  5,000           134,150
--------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                   509,600         9,493,848
--------------------------------------------------------------------------------
 Ryan's Family Steak
 Houses, Inc. 1                                       135,150         1,396,100
--------------------------------------------------------------------------------
 Starbucks Corp. 1                                    816,300        19,142,235
--------------------------------------------------------------------------------
 Wendy's
 International, Inc.                                  134,500         3,406,885
                                                                   -------------
                                                                    105,727,467

--------------------------------------------------------------------------------
 Household Durables--2.4%
 American Greetings
 Corp., Cl. A 1                                       511,900         6,716,128
--------------------------------------------------------------------------------
 Beazer Homes
 USA, Inc. 1                                          108,800         6,349,568
--------------------------------------------------------------------------------
 Black & Decker Corp.                                 204,700         7,512,490
--------------------------------------------------------------------------------
 Centex Corp.                                         415,400        22,963,312
--------------------------------------------------------------------------------
 D.R. Horton, Inc.                                    204,900         3,751,719
--------------------------------------------------------------------------------
 Fortune Brands, Inc.                                 601,600        26,374,144
--------------------------------------------------------------------------------
 Hovnanian Enterprises,
 Inc., Cl. A 1                                        207,300         6,805,659
--------------------------------------------------------------------------------
 KB Home                                              456,800        21,423,920
--------------------------------------------------------------------------------
 Lennar Corp.                                         541,000        29,208,590
--------------------------------------------------------------------------------
 M.D.C. Holdings, Inc.                                 30,300         1,137,462
--------------------------------------------------------------------------------
 Maytag Corp.                                         789,600        19,029,360
--------------------------------------------------------------------------------
 Meritage Corp. 1                                      62,900         1,987,640
--------------------------------------------------------------------------------
 NVR, Inc. 1                                           74,100        24,597,495
--------------------------------------------------------------------------------
 Pulte Homes, Inc.                                    370,315        18,823,111
--------------------------------------------------------------------------------
 Ryland Group, Inc.
 (The)                                                671,000        27,712,300
--------------------------------------------------------------------------------
 Standard Pacific Corp.                               131,100         3,378,447
--------------------------------------------------------------------------------
 Toll Brothers, Inc. 1                                556,100        10,771,657
                                                                   -------------
                                                                    238,543,002

--------------------------------------------------------------------------------
 Internet & Catalog Retail--0.3%
 Amazon.com, Inc. 1                                   226,000         4,974,260
--------------------------------------------------------------------------------
 USA Interactive 1                                  1,054,800        25,874,244
                                                                   -------------
                                                                     30,848,504


                        9 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                  Market Value
                                                     Shares         See Note 1
--------------------------------------------------------------------------------
 Leisure Equipment & Products--1.4%
 Action Performance
 Cos., Inc.                                          343,400      $  5,666,100
--------------------------------------------------------------------------------
 Brunswick Corp.                                     563,400        10,648,260
--------------------------------------------------------------------------------
 Eastman Kodak Co.                                 1,652,100        48,902,160
--------------------------------------------------------------------------------
 Hasbro, Inc.                                        932,400        11,291,364
--------------------------------------------------------------------------------
 Mattel, Inc.                                      2,163,700        46,130,084
--------------------------------------------------------------------------------
 Nautilus Group,
 Inc. (The)                                          195,300         2,867,004
--------------------------------------------------------------------------------
 Polaris Industries, Inc.                            153,000         7,405,200
                                                                  --------------
                                                                   132,910,172

--------------------------------------------------------------------------------
 Media--1.8%
 AOL Time Warner, Inc. 1                           2,103,900        23,816,148
--------------------------------------------------------------------------------
 Comcast Corp., Cl. A 1                            1,364,555        39,872,297
--------------------------------------------------------------------------------
 Cox Communications,
 Inc., Cl. A 1                                       418,700        12,414,455
--------------------------------------------------------------------------------
 Gannett Co., Inc.                                   212,500        15,336,125
--------------------------------------------------------------------------------
 General Motors
 Corp., Cl. H 1                                      332,800         3,391,232
--------------------------------------------------------------------------------
 Harte-Hanks, Inc.                                    37,450           685,710
--------------------------------------------------------------------------------
 McGraw-Hill Cos.,
 Inc. (The)                                          342,600        19,267,824
--------------------------------------------------------------------------------
 New York Times Co., Cl. A                            51,800         2,406,628
--------------------------------------------------------------------------------
 Tribune Co.                                         194,100         8,705,385
--------------------------------------------------------------------------------
 Viacom, Inc., Cl. B 1                             1,072,248        39,812,568
--------------------------------------------------------------------------------
 Washington Post Co.
 (The), Cl. B                                          8,400         5,993,400
                                                                  --------------
                                                                   171,701,772

--------------------------------------------------------------------------------
 Multiline Retail--2.1%
 Big Lots, Inc. 1                                    233,900         2,584,595
--------------------------------------------------------------------------------
 BJ's Wholesale
 Club, Inc. 1                                        239,400         3,346,812
--------------------------------------------------------------------------------
 Costco Wholesale
 Corp. 1                                               4,400           134,288
--------------------------------------------------------------------------------
 Dillard's, Inc., Cl. A                               43,300           604,035
--------------------------------------------------------------------------------
 Federated Department
 Stores, Inc. 1                                      522,400        13,321,200
--------------------------------------------------------------------------------
 May Department
 Stores Co.                                          520,600        10,214,172
--------------------------------------------------------------------------------
 Penney (J.C.) Co., Inc.
 (Holding Co.)                                     1,161,000        23,045,850
--------------------------------------------------------------------------------
 Sears Roebuck & Co.                                 257,700         5,612,706
--------------------------------------------------------------------------------
 Shopko Stores, Inc. 1                                47,100           515,745


                                                                  Market Value
                                                    Shares          See Note 1
--------------------------------------------------------------------------------
 Multiline Retail Continued
 Wal-Mart Stores, Inc.                             3,098,300      $148,904,298
                                                                  --------------
                                                                   208,283,701

--------------------------------------------------------------------------------
 Specialty Retail--3.8%
 Abercrombie &
 Fitch Co., Cl. A 1                                   76,300         2,098,250
--------------------------------------------------------------------------------
 AnnTaylor Stores
 Corp. 1                                             704,900        13,675,060
--------------------------------------------------------------------------------
 AutoZone, Inc. 1                                    369,000        24,280,200
--------------------------------------------------------------------------------
 Bed Bath &
 Beyond, Inc. 1                                      280,000         9,251,200
--------------------------------------------------------------------------------
 Best Buy Co., Inc. 1                                606,300        17,625,141
--------------------------------------------------------------------------------
 Christopher &
 Banks Corp. 1                                       348,900         4,975,314
--------------------------------------------------------------------------------
 Deb Shops, Inc.                                      10,000           194,500
--------------------------------------------------------------------------------
 Electronics Boutique
 Holdings Corp. 1                                     88,600         1,311,280
--------------------------------------------------------------------------------
 Foot Locker, Inc.                                   372,700         3,801,540
--------------------------------------------------------------------------------
 Gap, Inc. (The)                                   2,501,000        32,613,040
--------------------------------------------------------------------------------
 Home Depot, Inc.                                  3,437,700        80,614,065
--------------------------------------------------------------------------------
 Hot Topic, Inc. 1                                   223,150         4,931,615
--------------------------------------------------------------------------------
 Limited Brands, Inc.                              1,546,490        18,372,301
--------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                   127,400         5,006,820
--------------------------------------------------------------------------------
 Michaels Stores, Inc. 1                             269,100         6,323,850
--------------------------------------------------------------------------------
 Movie Gallery, Inc. 1                                56,900           864,937
--------------------------------------------------------------------------------
 Office Depot, Inc. 1                                385,600         4,526,944
--------------------------------------------------------------------------------
 Pacific Sunwear of
 California, Inc. 1                                  194,100         3,437,511
--------------------------------------------------------------------------------
 Pep Boys-Manny,
 Moe & Jack                                          125,200         1,130,556
--------------------------------------------------------------------------------
 PetsMart, Inc. 1                                    129,000         1,928,550
--------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                598,800         9,562,836
--------------------------------------------------------------------------------
 RadioShack Corp.                                    562,300        11,043,572
--------------------------------------------------------------------------------
 Regis Corp.                                          22,700           528,910
--------------------------------------------------------------------------------
 Rent-A-Center, Inc. 1                               167,900         8,386,605
--------------------------------------------------------------------------------
 Ross Stores, Inc.                                   589,300        20,159,953
--------------------------------------------------------------------------------
 Sherwin-Williams Co.                                286,100         7,638,870
--------------------------------------------------------------------------------
 Staples, Inc. 1                                   1,351,000        23,385,810
--------------------------------------------------------------------------------
 Talbots, Inc. (The)                                 360,800         8,991,136
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                              2,516,500        40,440,155
--------------------------------------------------------------------------------
 Too, Inc. 1                                          91,074         1,388,879
--------------------------------------------------------------------------------
 United Auto
 Group, Inc. 1                                        41,100           457,443


                       10 | OPPENHEIMER MAIN STREET FUND

                                                                  Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
 Specialty Retail Continued
 Urban Outfitters, Inc. 1                             16,800      $    318,024
                                                                  -------------
                                                                   369,264,867

-------------------------------------------------------------------------------
 Textiles & Apparel--0.6%
 Coach, Inc. 1                                       204,396         7,303,069
-------------------------------------------------------------------------------
 Fossil, Inc. 1                                        5,700           102,486
-------------------------------------------------------------------------------
 Kellwood Co.                                         63,500         1,625,600
-------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                 610,600        17,218,920
-------------------------------------------------------------------------------
 Nike, Inc., Cl. B                                   637,100        29,542,327
-------------------------------------------------------------------------------
 Timberland Co., Cl. A 1                              35,100         1,347,840
-------------------------------------------------------------------------------
 Tommy Hilfiger Corp. 1                               85,200           534,204
-------------------------------------------------------------------------------
 VF Corp.                                             24,800           839,480
                                                                  -------------
                                                                    58,513,926

-------------------------------------------------------------------------------
 Consumer Staples--8.2%
-------------------------------------------------------------------------------
 Beverages--1.4%
 Anheuser-Busch
 Cos., Inc.                                          327,800        15,242,700
-------------------------------------------------------------------------------
 Coca-Cola Co. (The)                               2,355,300        94,730,166
-------------------------------------------------------------------------------
 Coca-Cola
 Enterprises, Inc.                                   435,200         8,782,336
-------------------------------------------------------------------------------
 Pepsi Bottling
 Group, Inc. (The)                                   223,200         5,189,400
-------------------------------------------------------------------------------
 PepsiCo, Inc.                                       489,430        18,754,957
                                                                  -------------
                                                                   142,699,559

-------------------------------------------------------------------------------
 Food & Drug Retailing--1.3%
 Albertson's, Inc.                                   859,600        16,186,268
-------------------------------------------------------------------------------
 CVS Corp.                                         1,564,900        38,966,010
-------------------------------------------------------------------------------
 Kroger Co. (The) 1                                2,822,800        37,317,416
-------------------------------------------------------------------------------
 Safeway, Inc. 1                                   1,729,700        34,403,733
-------------------------------------------------------------------------------
 Walgreen Co.                                         31,800           894,852
-------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc.                             353,400         4,311,480
                                                                  -------------
                                                                   132,079,759

-------------------------------------------------------------------------------
 Food Products--2.2%
 Bunge Ltd.                                           44,800         1,160,320
-------------------------------------------------------------------------------
 Campbell Soup Co.                                 1,989,600        41,264,304
-------------------------------------------------------------------------------
 ConAgra Foods, Inc.                               1,787,400        41,235,318
-------------------------------------------------------------------------------
 Dean Foods Co. 1                                    288,300        12,157,611
-------------------------------------------------------------------------------
 Dole Food Co., Inc.                                 161,900         5,310,320
-------------------------------------------------------------------------------
 Fresh Del Monte
 Produce, Inc.                                       128,400         2,329,176


                                                                  Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
 Food Products Continued
 Hershey Foods Corp.                                 452,900      $ 29,261,869
-------------------------------------------------------------------------------
 Kellogg Co.                                         699,000        20,669,430
-------------------------------------------------------------------------------
 Kraft Foods, Inc., Cl. A                            256,200         7,586,082
-------------------------------------------------------------------------------
 Sara Lee Corp.                                      963,481        19,076,924
-------------------------------------------------------------------------------
 Wrigley, William Jr. Co.                            590,400        31,663,152
                                                                  -------------
                                                                   211,714,506

-------------------------------------------------------------------------------
 Household Products--2.0%
 Clorox Co. (The)                                    887,500        37,550,125
-------------------------------------------------------------------------------
 Colgate-Palmolive Co.                               260,200        13,090,662
-------------------------------------------------------------------------------
 Dial Corp. (The)                                    525,800         9,564,302
-------------------------------------------------------------------------------
 Procter & Gamble
 Corp. (The)                                       1,685,200       137,950,472
                                                                  -------------
                                                                   198,155,561

-------------------------------------------------------------------------------
 Personal Products--0.3%
 Avon Products, Inc.                                 481,800        25,053,600
-------------------------------------------------------------------------------
 Tobacco--1.0%
 Altria Group, Inc.                                2,460,300        95,090,595
-------------------------------------------------------------------------------
 Energy--8.3%
-------------------------------------------------------------------------------
 Energy Equipment & Services--0.1%
 Halliburton Co.                                     267,000         5,409,420
-------------------------------------------------------------------------------
 Helmerich &
 Payne, Inc.                                           8,200           225,500
                                                                  -------------
                                                                     5,634,920

-------------------------------------------------------------------------------
 Oil & Gas--8.2%
 Amerada Hess Corp.                                  235,900        10,504,627
-------------------------------------------------------------------------------
 Anadarko Petroleum
 Corp.                                               163,500         7,534,080
-------------------------------------------------------------------------------
 Apache Corp.                                        782,000        51,048,960
-------------------------------------------------------------------------------
 Baytex Energy Ltd. 1                              1,380,000         8,938,784
-------------------------------------------------------------------------------
 Brown (Tom), Inc. 1                               1,315,800        33,816,060
-------------------------------------------------------------------------------
 Burlington
 Resources, Inc.                                     778,700        36,092,745
-------------------------------------------------------------------------------
 Canadian 88
 Energy Corp. 1,3                                  5,539,500         8,737,968
-------------------------------------------------------------------------------
 Canadian Natural
 Resources Ltd.                                    1,372,585        47,125,602
-------------------------------------------------------------------------------
 Chesapeake Energy
 Corp.                                             1,749,600        14,206,752
-------------------------------------------------------------------------------
 ChevronTexaco Corp.                               1,123,404        72,088,835
-------------------------------------------------------------------------------
 Cimarex Energy Co. 1                                 40,710           809,315
-------------------------------------------------------------------------------
 ConocoPhillips                                      337,691        17,120,934
-------------------------------------------------------------------------------
 Devon Energy Corp.                                  233,600        11,259,520


                       11 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                  Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
 Oil & Gas Continued
 Enbridge Energy
 Management LLC                                      271,927      $ 10,605,153
-------------------------------------------------------------------------------
 EOG Resources, Inc.                                 398,400        16,453,920
-------------------------------------------------------------------------------
 Exxon Mobil Corp.                                 7,600,496       258,568,874
-------------------------------------------------------------------------------
 Frontier Oil Corp. 3                              1,842,100        30,118,335
-------------------------------------------------------------------------------
 Kerr-McGee Corp.                                    367,300        15,147,452
-------------------------------------------------------------------------------
 Marathon Oil Corp.                                  936,000        21,612,240
-------------------------------------------------------------------------------
 Murphy Oil Corp.                                    662,700        28,515,981
-------------------------------------------------------------------------------
 Noble Energy, Inc.                                   63,900         2,255,670
-------------------------------------------------------------------------------
 Occidental Petroleum
 Corp.                                             1,222,100        36,540,790
-------------------------------------------------------------------------------
 Ocean Energy, Inc.                                  287,800         5,776,146
-------------------------------------------------------------------------------
 Paramount Energy
 Trust 1                                             302,784         2,743,713
-------------------------------------------------------------------------------
 Paramount
 Resources Ltd.                                    1,838,400        14,992,992
-------------------------------------------------------------------------------
 Sunoco, Inc.                                        140,900         4,986,451
-------------------------------------------------------------------------------
 Talisman Energy, Inc.                               770,000        30,597,396
-------------------------------------------------------------------------------
 Teekay Shipping Corp.                                31,500         1,221,885
-------------------------------------------------------------------------------
 Unocal Corp.                                        380,100        10,015,635
                                                                  -------------
                                                                   809,436,815

-------------------------------------------------------------------------------
 Financials--23.5%
-------------------------------------------------------------------------------
 Banks--10.2%
 AmSouth Bancorp                                     981,800        20,225,080
-------------------------------------------------------------------------------
 Astoria Financial Corp.                             423,700        10,643,344
-------------------------------------------------------------------------------
 Bank of America Corp.                             2,450,100       169,644,924
-------------------------------------------------------------------------------
 Bank of New York
 Co., Inc. (The)                                   1,670,000        38,042,600
-------------------------------------------------------------------------------
 Bank One Corp.                                    2,565,700        92,442,171
-------------------------------------------------------------------------------
 BB&T Corp.                                          489,300        16,063,719
-------------------------------------------------------------------------------
 Charter One
 Financial, Inc.                                      45,671         1,320,349
-------------------------------------------------------------------------------
 Comerica, Inc.                                      365,500        14,978,190
-------------------------------------------------------------------------------
 Compass
 Bancshares, Inc.                                     89,800         2,857,436
-------------------------------------------------------------------------------
 Downey Financial Corp.                                2,700           108,405
-------------------------------------------------------------------------------
 First Tennessee
 National Corp.                                      262,200        10,013,418
-------------------------------------------------------------------------------
 First Virginia Banks, Inc.                           33,850         1,384,465
-------------------------------------------------------------------------------
 FleetBoston
 Financial Corp.                                   2,393,600        58,786,816
-------------------------------------------------------------------------------
 Golden West
 Financial Corp.                                     743,200        53,807,680


                                                                  Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
 Banks Continued
 Greenpoint Financial
 Corp.                                               372,600      $ 15,828,048
-------------------------------------------------------------------------------
 Hibernia Corp., Cl. A                               307,500         5,571,900
-------------------------------------------------------------------------------
 Huntington
 Bancshares, Inc.                                    102,300         1,964,160
-------------------------------------------------------------------------------
 Independence
 Community Bank
 Corp.                                               132,000         3,429,360
-------------------------------------------------------------------------------
 Indymac Mortgage
 Holdings, Inc.                                       71,200         1,359,920
-------------------------------------------------------------------------------
 KeyCorp                                           1,774,600        42,111,258
-------------------------------------------------------------------------------
 Mellon Financial
 Corp.                                               830,500        18,694,555
-------------------------------------------------------------------------------
 National City Corp.                               1,145,200        31,630,424
-------------------------------------------------------------------------------
 North Fork
 Bancorporation, Inc.                                881,600        28,422,784
-------------------------------------------------------------------------------
 PNC Financial
 Services Group                                       36,600         1,644,438
-------------------------------------------------------------------------------
 Regions Financial
 Corp.                                                94,500         3,059,910
-------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                 25,500           507,960
-------------------------------------------------------------------------------
 Sovereign Bancorp,
 Inc.                                              1,335,400        18,134,732
-------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                620,000        34,875,000
-------------------------------------------------------------------------------
 U.S. Bancorp                                      3,077,470        64,380,672
-------------------------------------------------------------------------------
 Union Planters Corp.                                228,600         6,291,072
-------------------------------------------------------------------------------
 UnionBanCal Corp.                                   296,200        12,327,844
-------------------------------------------------------------------------------
 Wachovia Corp.                                    3,164,500       112,276,460
-------------------------------------------------------------------------------
 Washington
 Mutual, Inc.                                        907,000        31,318,710
-------------------------------------------------------------------------------
 Webster Financial
 Corp.                                                51,900         1,847,640
-------------------------------------------------------------------------------
 Wells Fargo Co.                                   1,565,600        70,999,960
                                                                  -------------
                                                                   996,995,404

-------------------------------------------------------------------------------
 Diversified Financials--7.3%
 American Express Co.                              1,524,500        51,192,710
-------------------------------------------------------------------------------
 Bear Stearns Cos.,
 Inc. (The)                                          267,900        16,781,256
-------------------------------------------------------------------------------
 Citigroup, Inc.                                   6,614,546       220,528,964
-------------------------------------------------------------------------------
 Countrywide
 Financial Corp.                                     561,400        29,973,146
-------------------------------------------------------------------------------
 Doral Financial Corp.                               111,450         3,612,094
-------------------------------------------------------------------------------
 E*TRADE Group, Inc. 1                               226,300           950,460
-------------------------------------------------------------------------------
 Fannie Mae                                        1,240,000        79,484,000



                       12 | OPPENHEIMER MAIN STREET FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Diversified Financials Continued
 Freddie Mac                                          985,000      $ 53,830,250
--------------------------------------------------------------------------------
 Goldman Sachs
 Group, Inc. (The)                                    204,700        14,216,415
--------------------------------------------------------------------------------
 Household
 International, Inc.                                1,134,100        31,675,413
--------------------------------------------------------------------------------
 J.P. Morgan Chase
 & Co.                                              2,728,000        61,871,040
--------------------------------------------------------------------------------
 Janus Capital
 Group, Inc.                                          452,900         5,357,807
--------------------------------------------------------------------------------
 Lehman Brothers
 Holdings, Inc.                                       214,300        11,865,791
--------------------------------------------------------------------------------
 MBNA Corp.                                         1,395,400        19,326,290
--------------------------------------------------------------------------------
 Moody's Corp.                                        230,000        10,143,000
--------------------------------------------------------------------------------
 Morgan Stanley                                     1,745,700        64,329,045
--------------------------------------------------------------------------------
 New Century
 Financial Corp.                                      264,600         7,046,298
--------------------------------------------------------------------------------
 Principal Financial
 Group, Inc. (The)                                    561,800        15,488,826
--------------------------------------------------------------------------------
 SLM Corp.                                            138,400        15,078,680
                                                                   -------------
                                                                    712,751,485

--------------------------------------------------------------------------------
 Insurance--5.9%
 ACE Ltd.                                             869,300        24,088,303
--------------------------------------------------------------------------------
 AFLAC, Inc.                                          921,900        28,809,375
--------------------------------------------------------------------------------
 Allstate Corp.                                     1,835,700        58,063,191
--------------------------------------------------------------------------------
 AMBAC Financial
 Group, Inc.                                          401,200        19,598,620
--------------------------------------------------------------------------------
 American
 International
 Group, Inc.                                        1,949,905        96,110,817
--------------------------------------------------------------------------------
 Chubb Corp.                                          642,000        30,700,440
--------------------------------------------------------------------------------
 Cincinnati Financial
 Corp.                                                100,400         3,558,176
--------------------------------------------------------------------------------
 CNA Financial Corp. 1                                 11,000           252,890
--------------------------------------------------------------------------------
 Fidelity National
 Financial, Inc.                                      960,011        31,517,161
--------------------------------------------------------------------------------
 Hartford Financial
 Services Group, Inc.                                 321,000        11,597,730
--------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                149,700         5,643,690
--------------------------------------------------------------------------------
 John Hancock
 Financial Services, Inc.                           1,186,600        33,343,460
--------------------------------------------------------------------------------
 Lincoln National
 Corp.                                                385,800        10,929,714
--------------------------------------------------------------------------------
 Loews Corp.                                        1,015,300        44,378,763


                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Insurance Continued
 Marsh & McLennan
 Cos., Inc.                                           168,500      $  6,857,950
--------------------------------------------------------------------------------
 MBIA, Inc.                                           275,700        10,512,441
--------------------------------------------------------------------------------
 MetLife, Inc.                                      1,259,300        32,955,881
--------------------------------------------------------------------------------
 Nationwide Financial
 Services, Inc., Cl. A                                223,800         5,438,340
--------------------------------------------------------------------------------
 Old Republic
 International Corp.                                  196,000         5,350,800
--------------------------------------------------------------------------------
 Progressive Corp.                                    828,000        43,064,280
--------------------------------------------------------------------------------
 Protective Life Corp.                                 16,100           436,632
--------------------------------------------------------------------------------
 Radian Group, Inc.                                   172,200         6,004,614
--------------------------------------------------------------------------------
 RenaissanceRe
 Holdings Ltd.                                        387,800        14,379,624
--------------------------------------------------------------------------------
 Safeco Corp.                                         314,900        10,353,912
--------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                  275,300         8,495,758
--------------------------------------------------------------------------------
 Travelers Property
 Casualty Corp., Cl. A                              1,176,318        18,409,377
--------------------------------------------------------------------------------
 Travelers Property
 Casualty Corp., Cl. B                                526,620         8,373,258
--------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                               123,000         8,725,620
                                                                   -------------
                                                                    577,950,817

--------------------------------------------------------------------------------
 Real Estate--0.1%
 Equity Office
 Properties Trust                                     526,000        12,902,780
--------------------------------------------------------------------------------
 FBR Asset
 Investment Corp.                                      34,500         1,106,760
--------------------------------------------------------------------------------
 St. Joe Co. (The)                                     63,100         1,783,206
                                                                   -------------
                                                                     15,792,746

--------------------------------------------------------------------------------
 Health Care--12.8%
--------------------------------------------------------------------------------
 Biotechnology--1.0%
 Affymetrix, Inc. 1                                    29,500           778,800
--------------------------------------------------------------------------------
 Amgen, Inc. 1                                      1,455,600        79,533,984
--------------------------------------------------------------------------------
 Gilead Sciences, Inc. 1                              365,000        12,410,000
--------------------------------------------------------------------------------
 Myriad Genetics, Inc. 1                              144,800         1,416,144
--------------------------------------------------------------------------------
 Wyeth                                                140,600         4,956,150
                                                                   -------------
                                                                     99,095,078

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--1.8%
 Advanced Medical
 Optics, Inc. 1                                         2,744            31,693
--------------------------------------------------------------------------------
 Baxter International,
 Inc.                                               1,458,700        41,412,493



                       13 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies Continued
 Becton, Dickinson
 & Co.                                                991,600     $  34,111,040
--------------------------------------------------------------------------------
 Bio-Rad Laboratories,
 Inc., Cl. A 1                                         36,700         1,319,365
--------------------------------------------------------------------------------
 Boston Scientific Corp. 1                            882,400        38,975,608
--------------------------------------------------------------------------------
 Cooper Cos., Inc. (The)                              223,700         6,498,485
--------------------------------------------------------------------------------
 Guidant Corp. 1                                    1,092,100        39,053,496
--------------------------------------------------------------------------------
 Steris Corp. 1                                        19,600           494,900
--------------------------------------------------------------------------------
 Stryker Corp.                                        146,800         9,571,360
                                                                   -------------
                                                                    171,468,440

--------------------------------------------------------------------------------
 Health Care Providers & Services--2.7%
 Aetna, Inc.                                          775,200        32,651,424
--------------------------------------------------------------------------------
 Apria Healthcare
 Group, Inc. 1                                        244,000         5,375,320
--------------------------------------------------------------------------------
 Cigna Corp.                                          605,300        26,009,741
--------------------------------------------------------------------------------
 Covance, Inc. 1                                      191,900         4,519,245
--------------------------------------------------------------------------------
 DaVita, Inc. 1                                       268,500         5,571,375
--------------------------------------------------------------------------------
 Express Scripts, Inc. 1                              127,800         6,609,816
--------------------------------------------------------------------------------
 HCA, Inc.                                          1,063,800        43,871,112
--------------------------------------------------------------------------------
 Health Net, Inc. 1                                   401,000        10,069,110
--------------------------------------------------------------------------------
 Humana, Inc. 1                                       292,000         2,861,600
--------------------------------------------------------------------------------
 IMS Health, Inc.                                     234,770         3,521,550
--------------------------------------------------------------------------------
 Lincare Holdings, Inc. 1                              69,900         2,090,010
--------------------------------------------------------------------------------
 Manor Care, Inc. 1                                   149,000         2,731,170
--------------------------------------------------------------------------------
 McKesson Corp.                                       725,000        19,314,000
--------------------------------------------------------------------------------
 Mid Atlantic Medical
 Services, Inc. 1                                      15,300           546,975
--------------------------------------------------------------------------------
 Option Care, Inc. 1                                      425             3,336
--------------------------------------------------------------------------------
 Oxford Health
 Plans, Inc. 1                                      1,095,500        30,674,000
--------------------------------------------------------------------------------
 Pediatrix Medical
 Group, Inc. 1                                        304,200         8,593,650
--------------------------------------------------------------------------------
 Per-Se Technologies,
 Inc. 1                                                88,600           607,796
--------------------------------------------------------------------------------
 Sierra Health
 Services, Inc. 1                                     149,200         1,803,828
--------------------------------------------------------------------------------
 Tenet Healthcare
 Corp. 1                                              608,800        11,061,896
--------------------------------------------------------------------------------
 WellPoint Health
 Networks, Inc. 1                                     745,800        50,721,858
                                                                   -------------
                                                                    269,208,812

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Pharmaceuticals--7.3%

 Abbott Laboratories                                1,175,500      $ 41,871,310
--------------------------------------------------------------------------------
 Bristol-Myers
 Squibb Co.                                           944,900        22,016,170
--------------------------------------------------------------------------------
 Eli Lilly & Co.                                      660,500        37,357,880
--------------------------------------------------------------------------------
 Forest
 Laboratories, Inc. 1                                 668,900        33,311,220
--------------------------------------------------------------------------------
 Johnson & Johnson                                  2,353,768       123,455,132
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                  2,987,100       157,569,525
--------------------------------------------------------------------------------
 Pfizer, Inc.                                       7,048,325       210,181,051
--------------------------------------------------------------------------------
 Pharmaceutical
 Resources, Inc. 1                                     89,500         3,351,775
--------------------------------------------------------------------------------
 Pharmacia Corp.                                    1,625,300        67,157,396
--------------------------------------------------------------------------------
 Schering-Plough Corp.                                515,500         9,289,310
--------------------------------------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd. 1                                    204,100         7,494,552
                                                                   -------------
                                                                    713,055,321

--------------------------------------------------------------------------------
 Industrials--8.9%
--------------------------------------------------------------------------------
 Aerospace & Defense--2.0%
 Boeing Co.                                         1,862,200        51,322,232
--------------------------------------------------------------------------------
 Goodrich Corp.                                     1,048,900        16,121,593
--------------------------------------------------------------------------------
 Honeywell
 International, Inc.                                2,185,900        50,035,251
--------------------------------------------------------------------------------
 InVision
 Technologies, Inc. 1                                 188,200         4,115,934
--------------------------------------------------------------------------------
 Lockheed Martin
 Corp.                                                256,400        11,722,608
--------------------------------------------------------------------------------
 Precision Castparts
 Corp.                                                 60,300         1,423,080
--------------------------------------------------------------------------------
 Raytheon Co.                                         293,400         7,945,272
--------------------------------------------------------------------------------
 Rockwell Collins, Inc.                               207,100         4,069,515
--------------------------------------------------------------------------------
 United Technologies
 Corp.                                                874,400        51,222,352
                                                                   -------------
                                                                    197,977,837

--------------------------------------------------------------------------------
 Air Freight & Couriers--0.7%
 FedEx Corp.                                        1,042,100        53,563,940
--------------------------------------------------------------------------------
 United Parcel Service,
 Inc., Cl. B                                          303,000        17,434,620
                                                                   -------------
                                                                     70,998,560


                       14 | OPPENHEIMER MAIN STREET FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Building Products--0.3%
 Lennox
 International, Inc.                                   43,800      $    585,168
--------------------------------------------------------------------------------
 Masco Corp.                                        1,725,500        31,714,690
                                                                   -------------
                                                                     32,299,858

--------------------------------------------------------------------------------
 Commercial Services & Supplies--1.4%
 Arbitron, Inc. 1                                      28,100           875,877
--------------------------------------------------------------------------------
 Convergys Corp. 1                                    476,500         5,860,950
--------------------------------------------------------------------------------
 Deluxe Corp.                                         313,600        12,638,080
--------------------------------------------------------------------------------
 First Data Corp.                                   1,255,300        43,496,145
--------------------------------------------------------------------------------
 H&R Block, Inc.                                    1,007,200        40,862,104
--------------------------------------------------------------------------------
 Harland (John H.) Co.                                127,400         2,927,652
--------------------------------------------------------------------------------
 ITT Educational
 Services, Inc. 1                                     121,600         3,277,120
--------------------------------------------------------------------------------
 Pittston Brink's Group                                57,900           820,443
--------------------------------------------------------------------------------
 Right Management
 Consultants, Inc. 1                                   33,750           396,563
--------------------------------------------------------------------------------
 Sabre Holdings Corp. 1                               181,900         3,012,264
--------------------------------------------------------------------------------
 Viad Corp.                                           134,600         2,813,140
--------------------------------------------------------------------------------
 Waste
 Management, Inc.                                     751,500        14,954,850
                                                                   -------------
                                                                    131,935,188

--------------------------------------------------------------------------------
 Construction & Engineering--0.0%
 EMCOR Group, Inc. 1                                   33,700         1,627,710
--------------------------------------------------------------------------------
 Electrical Equipment--0.2%
 Cooper Industries
 Ltd., Cl. A                                           14,100           533,685
--------------------------------------------------------------------------------
 Emerson Electric Co.                                 168,500         7,931,295
--------------------------------------------------------------------------------
 Energizer Holdings, Inc. 1                            76,200         2,023,110
--------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                   299,600         5,692,400
--------------------------------------------------------------------------------
 Rockwell
 Automation, Inc.                                      10,000           230,100
                                                                   -------------
                                                                     16,410,590

--------------------------------------------------------------------------------
 Industrial Conglomerates--2.8%
 3M Co.                                               442,300        55,451,151
--------------------------------------------------------------------------------
 Carlisle Cos., Inc.                                   57,600         2,454,336
--------------------------------------------------------------------------------
 General Electric Co.                               8,971,100       215,754,955
                                                                   -------------
                                                                    273,660,442

--------------------------------------------------------------------------------
 Machinery--0.6%
 Cummins, Inc.                                         26,600           637,602
--------------------------------------------------------------------------------
 Deere & Co.                                          495,300        20,495,514


                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Machinery Continued
 Eaton Corp.                                          151,000      $ 10,713,450
--------------------------------------------------------------------------------
 EnPro Industries, Inc. 1                              99,080           395,329
--------------------------------------------------------------------------------
 Ingersoll-Rand Co.,
 Cl. A                                                559,600        22,076,220
--------------------------------------------------------------------------------
 ITT Industries, Inc.                                 102,000         5,735,460
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                    8,700           531,570
--------------------------------------------------------------------------------
 Pentair, Inc.                                         31,900         1,159,565
--------------------------------------------------------------------------------
 Timken Co.                                            91,500         1,466,745
                                                                   -------------
                                                                     63,211,455

--------------------------------------------------------------------------------
 Road & Rail--0.9%
 Burlington Northern
 Santa Fe Corp.                                       663,500        16,587,500
--------------------------------------------------------------------------------
 CNF Transportation,
 Inc.                                                  28,000           805,560
--------------------------------------------------------------------------------
 CSX Corp.                                            662,700        17,800,122
--------------------------------------------------------------------------------
 Hunt (J.B.) Transport
 Services, Inc. 1                                      54,200         1,330,068
--------------------------------------------------------------------------------
 Norfolk Southern Corp.                             1,436,700        27,383,502
--------------------------------------------------------------------------------
 Roadway Corp.                                        109,800         3,392,820
--------------------------------------------------------------------------------
 Ryder Systems, Inc.                                  116,300         2,638,847
--------------------------------------------------------------------------------
 Union Pacific Corp.                                  323,400        17,848,446
                                                                   -------------
                                                                     87,786,865

--------------------------------------------------------------------------------
 Information Technology--10.6%
--------------------------------------------------------------------------------
 Communications Equipment--1.1%
 Cisco Systems, Inc. 1                              4,091,800        57,203,364
--------------------------------------------------------------------------------
 Motorola, Inc.                                     5,988,300        50,421,486
                                                                   -------------
                                                                    107,624,850

--------------------------------------------------------------------------------
 Computers & Peripherals--3.3%
 Dell Computer Corp. 1                              3,008,100        81,098,376
--------------------------------------------------------------------------------
 EMC Corp. 1                                        5,716,300        42,243,457
--------------------------------------------------------------------------------
 International Business
 Machines Corp.                                     1,849,700       144,184,115
--------------------------------------------------------------------------------
 Lexmark International,
 Inc., Cl. A 1                                        496,200        30,967,842
--------------------------------------------------------------------------------
 Maxtor Corp. 1                                        63,500           381,000
--------------------------------------------------------------------------------
 Seagate Technology
 International, Inc.,
 Escrow Shares 1,2                                    903,300                --
--------------------------------------------------------------------------------
 Storage Technology
 Corp. 1                                               36,100           834,993


                       15 | OPPENHEIMER MAIN STREET FUND

STATMENT OF INVESTMENTS Unaudited / Continued

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Computers & Peripherals Continued
 Sun Microsystems,
 Inc. 1                                             8,215,500      $ 28,261,320
                                                                   -------------
                                                                    327,971,103

--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--0.2%
 Avnet, Inc. 1                                        547,300         5,637,190
--------------------------------------------------------------------------------
 Benchmark
 Electronics, Inc. 1                                  340,800        11,873,472
--------------------------------------------------------------------------------
 Solectron Corp. 1                                    637,900         2,009,385
                                                                   -------------
                                                                     19,520,047

--------------------------------------------------------------------------------
 Internet Software & Services--0.1%
 Yahoo!, Inc. 1                                       646,200        13,473,270
--------------------------------------------------------------------------------
 IT Consulting & Services--0.2%
 Cognizant Technology
 Solutions Corp. 1                                    213,757        15,005,741
--------------------------------------------------------------------------------
 Sungard Data
 Systems, Inc. 1                                       13,700           269,616
                                                                   -------------
                                                                     15,275,357

--------------------------------------------------------------------------------
 Office Electronics--0.3%
 Ikon Office
 Solutions, Inc.                                      166,700         1,168,567
--------------------------------------------------------------------------------
 Xerox Corp. 1                                      3,382,300        30,440,700
                                                                   -------------
                                                                     31,609,267

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--1.7%
 Atmel Corp. 1                                      1,151,100         2,025,936
--------------------------------------------------------------------------------
 Cabot
 Microelectronics
 Corp. 1                                                9,700           407,400
--------------------------------------------------------------------------------
 Cypress Semiconductor
 Corp. 1                                              198,200         1,270,462
--------------------------------------------------------------------------------
 Integrated Device
 Technology, Inc. 1                                   138,900         1,208,430
--------------------------------------------------------------------------------
 Intel Corp.                                        8,694,700       149,983,575
--------------------------------------------------------------------------------
 Silicon
 Laboratories, Inc. 1                                 257,200         6,975,264
                                                                   -------------
                                                                    161,871,067

--------------------------------------------------------------------------------
 Software--3.7%
 Amdocs Ltd. 1                                        791,700        10,395,021
--------------------------------------------------------------------------------
 Cadence Design
 Systems, Inc. 1                                       24,300           257,337
--------------------------------------------------------------------------------
 Citrix Systems, Inc. 1                               319,200         3,830,400
--------------------------------------------------------------------------------
 Electronic Arts, Inc. 1                              686,500        36,247,200


                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Software Continued
 FactSet Research
 Systems, Inc.                                         61,400      $  1,571,226
--------------------------------------------------------------------------------
 Microsoft Corp.                                    9,502,000       225,197,400
--------------------------------------------------------------------------------
 Oracle Corp. 1                                     5,382,100        64,369,916
--------------------------------------------------------------------------------
 Sybase, Inc. 1                                       141,400         2,077,166
--------------------------------------------------------------------------------
 Symantec Corp. 1                                      90,000         3,642,300
--------------------------------------------------------------------------------
 Take-Two Interactive
 Software, Inc. 1                                     499,800        10,450,818
                                                                   -------------
                                                                    358,038,784

--------------------------------------------------------------------------------
 Materials--3.5%
--------------------------------------------------------------------------------
 Chemicals--1.3%
 Air Products &
 Chemicals, Inc.                                       17,800           689,928
--------------------------------------------------------------------------------
 Dow Chemical Co.                                   1,093,100        29,841,630
--------------------------------------------------------------------------------
 Du Pont (E.I.) de
 Nemours & Co.                                      1,005,682        36,878,359
--------------------------------------------------------------------------------
 Georgia Gulf Corp.                                    10,400           198,016
--------------------------------------------------------------------------------
 Hercules, Inc. 1                                      21,300           171,039
--------------------------------------------------------------------------------
 IMC Global, Inc.                                     465,100         4,097,531
--------------------------------------------------------------------------------
 International Flavors
 & Fragrances, Inc.                                   569,100        17,846,976
--------------------------------------------------------------------------------
 OM Group, Inc.                                       117,800           996,588
--------------------------------------------------------------------------------
 PPG Industries, Inc.                                 474,500        22,016,800
--------------------------------------------------------------------------------
 Praxair, Inc.                                         86,000         4,545,100
--------------------------------------------------------------------------------
 Rohm & Haas Co.                                      236,200         6,741,148
                                                                   -------------
                                                                    124,023,115

--------------------------------------------------------------------------------
 Containers & Packaging--0.3%
 Ball Corp.                                           435,800        23,219,424
--------------------------------------------------------------------------------
 Crown Holdings, Inc. 1                               304,300         1,740,596
--------------------------------------------------------------------------------
 Owens-Illinois, Inc. 1                                86,300           776,700
--------------------------------------------------------------------------------
 Sealed Air Corp. 1                                    53,400         1,936,818
--------------------------------------------------------------------------------
 Temple-Inland, Inc.                                   31,200         1,307,280
                                                                   -------------
                                                                     28,980,818

--------------------------------------------------------------------------------
 Metals & Mining--1.1%
 AK Steel Holding Corp. 1                              12,500            68,625
--------------------------------------------------------------------------------
 Alcan, Inc.                                        1,299,400        36,928,948
--------------------------------------------------------------------------------
 Alcoa, Inc.                                        1,815,700        37,221,850
--------------------------------------------------------------------------------
 Barrick Gold Corp.                                   909,300        14,657,916
--------------------------------------------------------------------------------
 Newmont Mining
 Corp. (Holding Co.)                                  722,100        19,734,993


                       16 | OPPENHEIMER MAIN STREET FUND

                                                                  Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
 Metals & Mining Continued
 Quanex Corp.                                          17,800   $      562,480
                                                                --------------
                                                                   109,174,812

--------------------------------------------------------------------------------
 Paper & Forest Products--0.8%
 Boise Cascade Corp.                                   49,900        1,203,588
--------------------------------------------------------------------------------
 International
 Paper Co.                                          1,135,200       39,766,056
--------------------------------------------------------------------------------
 Weyerhaeuser Co.                                     855,200       42,631,720
                                                                ----------------
                                                                    83,601,364

--------------------------------------------------------------------------------
 Telecommunication Services--4.0%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--3.5%
 BellSouth Corp.                                    3,702,000       80,222,340
--------------------------------------------------------------------------------
 Citizens
 Communications Co. 1                                  12,200          119,682
--------------------------------------------------------------------------------
 SBC Communications,
 Inc.                                               5,527,300      114,967,840
--------------------------------------------------------------------------------
 Sprint Corp.
 (Fon Group)                                        1,699,200       21,579,840
--------------------------------------------------------------------------------
 Verizon
 Communications, Inc.                               3,673,910      127,043,808
                                                                ----------------
                                                                   343,933,510

--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.5%
 AT&T Corp.                                         2,631,120       48,780,965
--------------------------------------------------------------------------------
 Utilities--3.0%
--------------------------------------------------------------------------------
 Electric Utilities--2.9%
 CenterPoint Energy, Inc.                               1,000            4,650
--------------------------------------------------------------------------------
 Consolidated Edison
 Co. of New York, Inc.                                141,300        5,510,700
--------------------------------------------------------------------------------
 Constellation Energy
 Group, Inc.                                          794,300       20,826,546
--------------------------------------------------------------------------------
 DTE Energy Co.                                       204,900        8,491,056
--------------------------------------------------------------------------------
 Duke Energy Corp.                                    532,300        7,191,373
--------------------------------------------------------------------------------
 Edison International 1                               312,000        3,856,320
--------------------------------------------------------------------------------
 Entergy Corp.                                        942,100       42,912,655
--------------------------------------------------------------------------------
 Exelon Corp.                                       1,453,075       71,418,636
--------------------------------------------------------------------------------
 FirstEnergy Corp.                                  1,516,700       44,742,650
--------------------------------------------------------------------------------
 FPL Group, Inc.                                      796,000       44,583,960
--------------------------------------------------------------------------------
 PG&E Corp. 1                                         336,100        4,285,275
--------------------------------------------------------------------------------
 Progress Energy, Inc.                                490,400       19,076,560
--------------------------------------------------------------------------------
 Progress Energy, Inc.,
 Contingent Value
 Obligation 1,2                                       700,000           87,500
--------------------------------------------------------------------------------
 Puget Energy, Inc.                                    18,800          380,512


                                                                  Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
 Electric Utilities Continued
 Southern Co.                                         343,800   $    9,698,598
--------------------------------------------------------------------------------
 Texas Genco
 Holdings, Inc.                                        41,120          674,368
--------------------------------------------------------------------------------
 Wisconsin Energy
 Corp.                                                288,700        6,596,795
                                                                ----------------
                                                                   290,338,154

--------------------------------------------------------------------------------
 Gas Utilities--0.1%
 Kinder Morgan
 Management LLC                                       199,418        6,365,423
--------------------------------------------------------------------------------
 Nicor, Inc.                                           89,000        2,678,010
                                                                ----------------
                                                                     9,043,433
--------------------------------------------------------------------------------
 Total Common Stocks
 (Cost $9,925,715,729)                                           9,641,404,513

--------------------------------------------------------------------------------
 Preferred Stocks--0.0%
 Wachovia Corp., Dividend
 Equalization Preferred
 Shares 1,2 (Cost $0)                                 100,000           10,000

                                                        Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.1%
 Dime Bancorp, Inc.
 Wts., Exp. 1/2/10 1                                  500,000           60,000
--------------------------------------------------------------------------------
 Paramount Energy
 Trust Rts., Exp. 3/10/03 1                           908,352        5,152,084
                                                                ----------------
 Total Rights, Warrants
 and Certificates
 (Cost $3,125,384)                                                   5,212,084

                                                    Principal
                                                       Amount
--------------------------------------------------------------------------------
 Short-Term Notes--0.7%
 Fairway Finance Corp.,
 1.35%, 3/3/03                                 $   18,790,000       18,788,591
--------------------------------------------------------------------------------
 Neptune Funding Corp.:
 1.31%, 3/21/03                                    25,000,000       24,981,806
 1.75%, 3/3/03                                     23,367,000       23,365,286
                                                                ----------------
 Total Short-Term Notes
 (Cost $67,135,683)                                                 67,135,683


                       17 | OPPENHEIMER MAIN STREET FUND

STATMENT OF INVESTMENTS Unaudited / Continued


                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--0.6%

 Undivided interest of 16.58% in joint
 repurchase agreement (Market Value
 $378,392,000) with Banc One Capital
 Markets, Inc., 1.31%, dated 2/28/03,
 to be repurchased at $62,728,847 on
 3/3/03, collateralized by U.S. Treasury
 Nts., 3%--5.625%, 8/31/03--5/15/08,
 with a value of $346,658,393 and U.S.
 Treasury Bonds, 3.625%, 3/31/04,
 with a value of $39,549,064
 (Cost $62,722,000)                             $62,722,000      $   62,722,000
--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $10,058,698,795)                                99.7%      9,776,484,280
--------------------------------------------------------------------------------
 Other Assets
 Net of Liabilities                                     0.3          29,943,298
                                                --------------------------------
 Net Assets                                           100.0%     $9,806,427,578
                                                ================================



Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2003 amounts to $38,856,303. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                              Unrealized
                                  Shares        Gross          Gross              Shares    Appreciation   Dividend        Realized
                         August 31, 2002    Additions     Reductions   February 28, 2003  (Depreciation)     Income     Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Canadian 88 Energy Corp.       6,539,500           --      1,000,000           5,539,500    $ (8,153,135)  $     --   $  (1,813,839)
Frontier Oil Corp.             1,856,000           --        (13,900)          1,842,100      20,196,626    184,660         122,826
                                                                                            ----------------------------------------
                                                                                            $ 12,043,491   $184,660   $  (1,691,013)
                                                                                            ----------------------------------------

See accompanying Notes to Financial Statements.



                       18 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited


 February 28, 2003
------------------------------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $10,031,885,983)                                     $    9,737,627,977
 Affiliated companies (cost $26,812,812)                                                   38,856,303
                                                                                   -------------------
                                                                                        9,776,484,280
------------------------------------------------------------------------------------------------------
 Cash                                                                                       4,572,663
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                          42,021,227
 Interest and dividends                                                                    20,595,093
 Shares of capital stock sold                                                              10,665,631
 Other                                                                                        342,296
                                                                                   -------------------
 Total assets                                                                           9,854,681,190

------------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                                          21,277,822
 Investments purchased                                                                     17,904,380
 Distribution and service plan fees                                                         4,013,665
 Shareholder reports                                                                        2,531,813
 Transfer and shareholder servicing agent fees                                              2,222,564
 Directors' compensation                                                                       34,497
 Other                                                                                        268,871
                                                                                   -------------------
 Total liabilities                                                                         48,253,612


------------------------------------------------------------------------------------------------------
 Net Assets                                                                        $    9,806,427,578
                                                                                   ===================


------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of capital stock                                              $        3,972,227
------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                            12,598,097,366
------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                        9,180,270
------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions        (2,522,607,770)
------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets
 and liabilities denominated in foreign currencies                                       (282,214,515)
                                                                                   -------------------
 Net Assets                                                                        $    9,806,427,578
                                                                                   ===================

                       19 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited/Continued


--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $5,763,311,314 and 230,921,667 shares of capital stock outstanding)                                  $24.96
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)      $26.48
------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $2,744,808,307 and 113,129,853 shares of capital stock outstanding)                                  $24.26
------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,022,415,097 and 42,129,345 shares of capital stock outstanding)                                   $24.27
------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,879,355
 and 2,337,538 shares of capital stock outstanding)                                                   $24.76
------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $218,013,505 and 8,704,343 shares of capital stock outstanding)                            $25.05




 See accompanying Notes to Financial Statements.




                       20 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS Unaudited


 For the Six Months Ended February 28, 2003
--------------------------------------------------------------------------------------------------
 Investment Income
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $147,180)            $   102,608,014
 Affiliated companies                                                                     184,660
--------------------------------------------------------------------------------------------------
 Interest                                                                               1,483,161
                                                                                  ----------------
 Total investment income                                                              104,275,835

--------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                       23,923,410
--------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                7,404,277
 Class B                                                                               15,256,452
 Class C                                                                                5,471,807
 Class N                                                                                  129,571
--------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                6,774,798
 Class B                                                                                4,892,064
 Class C                                                                                1,321,105
 Class Y                                                                                  497,052
--------------------------------------------------------------------------------------------------
 Shareholder reports                                                                    1,913,244
--------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              134,963
--------------------------------------------------------------------------------------------------
 Directors' compensation                                                                  109,719
--------------------------------------------------------------------------------------------------
 Other                                                                                    581,295
                                                                                  ----------------
 Total expenses                                                                        68,409,757
 Less reduction to custodian expenses                                                      (8,743)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y         (115,775)
                                                                                  ----------------
 Net expenses                                                                          68,285,239


--------------------------------------------------------------------------------------------------
 Net Investment Income                                                                 35,990,596

--------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized loss on:
 Investments:
   Unaffiliated companies                                                            (744,258,777)
   Affiliated companies                                                                (1,691,013)
 Foreign currency transactions                                                         (1,218,409)
                                                                                  ----------------
 Net realized loss                                                                   (747,168,199)

--------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                         (426,197,058)
 Translation of assets and liabilities denominated in foreign currencies                4,561,378
                                                                                  ----------------
 Net change                                                                          (421,635,680)
                                                                                  ----------------
 Net realized and unrealized loss                                                  (1,168,803,879)


--------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                             $(1,132,813,283)
                                                                                  ----------------



 See accompanying Notes to Financial Statements.



                       21 | OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Six Months                   Year
                                                                       Ended                  Ended
                                                           February 28, 2003             August 31,
                                                                 (Unaudited)                   2002
----------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                       $    35,990,596        $    24,095,867
----------------------------------------------------------------------------------------------------
 Net realized loss                                              (747,168,199)        (1,063,797,316)
----------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                          (421,635,680)          (813,793,592)
 Net decrease in net assets resulting from operations         (1,132,813,283)        (1,853,495,041)

----------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                         (44,773,395)           (15,028,867)
 Class B                                                                  --                     --
 Class C                                                                  --                     --
 Class N                                                            (497,142)               (58,345)
 Class Y                                                          (1,922,981)              (828,141)
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                  --            (12,132,399)
 Class B                                                                  --             (8,545,003)
 Class C                                                                  --             (2,567,066)
 Class N                                                                  --                (25,114)
 Class Y                                                                  --               (369,634)

----------------------------------------------------------------------------------------------------
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                           5,837,150            148,547,544
 Class B                                                        (424,852,216)        (1,269,705,682)
 Class C                                                         (54,327,404)          (160,436,307)
 Class N                                                          19,939,315             41,677,838
 Class Y                                                          17,775,801             34,202,372

----------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                               (1,615,634,155)        (3,098,763,845)
----------------------------------------------------------------------------------------------------
 Beginning of period                                          11,422,061,733         14,520,825,578
                                                           -----------------------------------------
 End of period [including undistributed net investment
 income of $9,180,270 and $20,383,192, respectively]         $ 9,806,427,578        $11,422,061,733
                                                           =========================================



 See accompanying Notes to Financial Statements.




                       22 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

                                              Six Months                                                              Year
                                                   Ended                                                             Ended
                                       February 28, 2003                                                        August 31,
 Class A                                     (Unaudited)            2002        2001        2000        1999          1998
----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period            $ 27.90         $ 32.15     $ 45.41     $ 42.89     $ 32.32       $ 33.87
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .13             .16         .14         .21         .19           .29
 Net realized and unrealized gain (loss)           (2.88)          (4.29)     (11.18)       6.79       12.03           .99
                                              ------------------------------------------------------------------------------
 Total from investment operations                  (2.75)          (4.13)     (11.04)       7.00       12.22          1.28
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.19)           (.07)       (.12)         --        (.15)         (.33)
 Distributions from net realized gain                 --            (.05)      (2.10)      (4.48)      (1.50)        (2.50)
                                              ------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.19)           (.12)      (2.22)      (4.48)      (1.65)        (2.83)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $24.96          $27.90      $32.15      $45.41      $42.89        $32.32
                                              ==============================================================================

----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                (9.89)%       (12.90)%     (24.85)%     17.74%      38.62%         3.68%

----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in thousands)                               $5,763,311      $6,443,983  $7,320,747  $9,264,943  $7,723,607    $4,932,817
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $6,094,340      $7,203,226  $7,954,409  $8,428,173  $6,721,568    $5,184,111
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                              1.01%           0.52%       0.47%       0.54%       0.50%         0.83%
 Expenses                                           0.98%           0.99%       0.86%       0.90%       0.91%         0.90% 3
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              48%             78%         76%         73%         72%           81%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                       23 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

                                             Six Months                                                                 Year
                                                  Ended                                                                Ended
                                      February 28, 2003                                                           August 31,
 Class B                                    (Unaudited)         2002          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period          $ 27.04       $ 31.34       $ 44.50       $ 42.42       $ 32.07       $ 33.66
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.06)         (.20)         (.13)         (.08)         (.08)          .04
 Net realized and unrealized gain (loss)         (2.72)        (4.05)       (10.93)         6.64         11.93           .96
                                               -------------------------------------------------------------------------------
 Total from investment operations                (2.78)        (4.25)       (11.06)         6.56         11.85          1.00
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --            --            --            --            --          (.09)
 Distributions from net realized gain               --          (.05)        (2.10)        (4.48)        (1.50)        (2.50)
                                               -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --          (.05)        (2.10)        (4.48)        (1.50)        (2.59)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $24.26        $27.04        $31.34        $44.50        $42.42        $32.07
                                               ===============================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1             (10.28)%      (13.58)%      (25.39)%       16.84%        37.62%         2.86%

------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in thousands)                             $2,744,808    $3,510,800    $5,404,510    $8,367,040    $7,072,718    $4,168,498
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $3,072,357    $4,607,653    $6,630,335    $7,628,232    $5,930,303    $4,122,775
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                     0.16%        (0.25)%       (0.29)%       (0.22)%       (0.26)%        0.06%
 Expenses                                         1.83%         1.75%         1.61%         1.66%         1.66%         1.66% 3
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            48%           78%           76%           73%           72%           81%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                       24 | OPPENHEIMER MAIN STREET FUND

                                         Six Months                                                                        Year
                                              Ended                                                                       Ended
                                  February 28, 2003                                                                  August 31,
 Class C                                (Unaudited)          2002              2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period       $ 27.03       $ 31.33           $ 44.50        $ 42.41        $ 32.07       $ 33.64
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                   .01          (.11)             (.11)          (.08)          (.09)          .03
 Net realized and unrealized gain (loss)      (2.77)        (4.14)           (10.96)          6.65          11.93           .98
                                            -------------------------------------------------------------------------------------
 Total from investment operations             (2.76)        (4.25)           (11.07)          6.57          11.84          1.01
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            --            --                --             --             --          (.08)
 Distributions from net realized gain            --          (.05)            (2.10)         (4.48)         (1.50)        (2.50)
                                            -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 --          (.05)            (2.10)         (4.48)         (1.50)        (2.58)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $24.27        $27.03            $31.33         $44.50         $42.41        $32.07
                                            =====================================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1          (10.21)%      (13.58)%          (25.42)%        16.87%         37.59%         2.91%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in thousands)                          $1,022,415    $1,198,517        $1,562,452     $2,213,568     $1,850,787    $1,144,692
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)       $1,102,458    $1,432,566        $1,825,540     $2,004,263     $1,583,189    $1,184,355
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                  0.24%        (0.24)%           (0.29)%        (0.23)%        (0.25)%        0.07%
 Expenses                                      1.75%         1.75%             1.61%          1.67%          1.66%         1.65% 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         48%           78%               76%            73%            72%           81%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                       25 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

                                                           Six Months                               Year
                                                                Ended                              Ended
                                                    February 28, 2003                         August 31,
 Class N                                                  (Unaudited)               2002          2001 1
----------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                         $ 27.72            $ 32.09         $ 34.36
----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            .14                .12             .02
 Net realized and unrealized loss                               (2.86)             (4.31)          (2.29)
                                                              --------------------------------------------
 Total from investment operations                               (2.72)             (4.19)          (2.27)
----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            (.24)              (.13)             --
 Distributions from net realized gain                              --               (.05)             --
                                                              --------------------------------------------
 Total dividends and/or distributions to shareholders            (.24)              (.18)             --
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $24.76             $27.72          $32.09
                                                              ============================================

----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                             (9.86)%           (13.15)%         (6.61)%

----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $57,879            $43,464          $7,641
----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $52,337            $28,141          $2,672
----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                           1.06%              0.28%           0.36%
 Expenses                                                        1.01%              1.24%           1.16%
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           48%                78%             76%


1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                       26 | OPPENHEIMER MAIN STREET FUND

                                               Six Months                                                                    Year
                                                    Ended                                                                   Ended
                                        February 28, 2003                                                              August 31,
 Class Y                                      (Unaudited)              2002          2001           2000         1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period             $ 28.02           $ 32.28       $ 45.64        $ 43.00      $ 32.38     $ 33.94
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .13               .19           .17            .24          .24         .38
 Net realized and unrealized gain (loss)            (2.86)            (4.28)       (11.22)          6.88        12.07         .97
                                                 ----------------------------------------------------------------------------------
 Total from investment operations                   (2.73)            (4.09)       (11.05)          7.12        12.31        1.35
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.24)             (.12)         (.21)            --         (.19)       (.41)
 Distributions from net realized gain                  --              (.05)        (2.10)         (4.48)       (1.50)      (2.50)
                                                 ----------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.24)             (.17)        (2.31)         (4.48)       (1.69)      (2.91)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $25.05            $28.02        $32.28         $45.64       $43.00      $32.38
                                                 ==================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 (9.81)%          (12.74)%      (24.76)%        18.00%       38.84%       3.88%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $218,014          $225,298      $225,475       $260,289     $148,397     $53,063
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $218,047          $227,835      $239,222       $205,586     $ 99,155     $36,554
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               1.14%             0.74%         0.60%          0.77%        0.63%       1.02%
 Expenses                                            0.97%             0.92%         0.79% 3        0.66%        0.77%       0.67% 4
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                 0.86%             0.78%         0.73%          0.66%        0.77%       0.67%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               48%               78%           76%            73%          72%         81%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                       27 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Main Street Growth & Income Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



                       28 | OPPENHEIMER MAIN STREET FUND

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $2,455,015,051. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period, the Fund used $0 of carryforward to offset capital gains realized.

 As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              ---------------------------
                              2010           $878,523,150

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                       29 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 The tax character of distributions paid during the six months ended February 28, 2003 and the year ended August 31, 2002 was as follows:

                                      Six Months Ended          Year Ended
                                     February 28, 2003     August 31, 2002
            ---------------------------------------------------------------
            Distributions paid from:
            Ordinary income              $  47,193,394       $  15,915,353
            Long-term capital gain                  --          23,639,216
            Return of capital                       --                  --
                                         ----------------------------------
            Total                        $  47,193,394         $39,554,569
                                         ==================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
 2. Shares of Capital Stock
 The Fund has authorized 840 million shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:



                          Six Months Ended February 28, 2003           Year Ended August 31, 2002
                                  Shares              Amount           Shares              Amount
--------------------------------------------------------------------------------------------------
 Class A
 Sold                         27,202,970       $ 714,020,129       57,015,786     $ 1,776,402,610
 Dividends and/or
 distributions reinvested      1,539,851          40,960,087          761,969          24,779,385
 Redeemed                    (28,824,725)       (749,143,066)     (54,472,499)     (1,652,634,451)
                             ---------------------------------------------------------------------
 Net increase (decrease)         (81,904)      $   5,837,150        3,305,256     $   148,547,544
                             =====================================================================

--------------------------------------------------------------------------------------------------
 Class B
 Sold                          6,657,449       $ 170,023,455       16,064,824     $   486,429,385
 Dividends and/or
 distributions reinvested             --                  --          241,561           7,655,080
 Redeemed                    (23,382,430)       (594,875,671)     (58,925,314)     (1,763,790,147)
                             ---------------------------------------------------------------------
 Net decrease                (16,724,981)      $(424,852,216)     (42,618,929)    $(1,269,705,682)
                             =====================================================================


                       30 | OPPENHEIMER MAIN STREET FUND


                          Six Months Ended February 28, 2003           Year Ended August 31, 2002
                                  Shares              Amount           Shares              Amount
--------------------------------------------------------------------------------------------------
 Class C
 Sold                          3,010,409       $  76,875,683        5,601,281       $ 168,931,421
 Dividends and/or
 distributions reinvested             --                  --           66,833           2,117,929
 Redeemed                     (5,216,399)       (131,203,087)     (11,204,768)       (331,485,657)
                             ---------------------------------------------------------------------
 Net decrease                 (2,205,990)      $ (54,327,404)      (5,536,654)      $(160,436,307)
                             =====================================================================

--------------------------------------------------------------------------------------------------
 Class N
 Sold                          1,038,924       $  26,842,357        1,587,930       $  49,389,515
 Dividends and/or
 distributions reinvested         18,620             491,777            2,577              83,453
 Redeemed                       (288,080)         (7,394,819)        (260,531)         (7,795,130)
                             ---------------------------------------------------------------------
 Net increase                    769,464       $  19,939,315        1,329,976       $  41,677,838
                             =====================================================================

--------------------------------------------------------------------------------------------------
 Class Y
 Sold                          2,096,524       $  55,190,273        3,654,159       $ 113,685,089
 Dividends and/or
 distributions reinvested         71,957           1,919,814           36,629           1,194,830
 Redeemed                     (1,504,059)        (39,334,286)      (2,635,983)        (80,677,547)
                             ---------------------------------------------------------------------
 Net increase                    664,422       $  17,775,801        1,054,805       $  34,202,372
                             =====================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $5,001,476,642 and $5,381,706,582, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million, and 0.45% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.



                       31 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate        Class A          Concessions           Concessions          Concessions          Concessions
                      Front-End      Front-End           on Class A            on Class B           on Class C           on Class N
                  Sales Charges  Sales Charges               Shares                Shares               Shares               Shares
 Six Months          on Class A    Retained by          Advanced by           Advanced by          Advanced by          Advanced by
 Ended                   Shares    Distributor        Distributor 1         Distributor 1        Distributor 1        Distributor 1
-----------------------------------------------------------------------------------------------------------------------------------
 February 28, 2003   $4,641,326       $951,479             $439,255            $5,213,040             $575,599             $182,165

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                    Class A            Class B             Class C             Class N
                                 Contingent         Contingent          Contingent          Contingent
                                   Deferred           Deferred            Deferred            Deferred
                              Sales Charges      Sales Charges       Sales Charges       Sales Charges
 Six Months                     Retained by        Retained by         Retained by         Retained by
 Ended                          Distributor        Distributor         Distributor         Distributor
-------------------------------------------------------------------------------------------------------
 February 28, 2003                  $63,906         $6,186,922             $55,902             $80,136

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $7,404,277, all of which were paid by the Distributor to recipients, and included $352,237 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                                            Distributor's
                                                                         Distributor's          Aggregate
                                                                             Aggregate       Unreimbursed
                                                                          Unreimbursed      Expenses as %
                        Total Payments          Amount Retained               Expenses      of Net Assets
                            Under Plan           by Distributor             Under Plan           of Class
---------------------------------------------------------------------------------------------------------
 Class B Plan              $15,256,452              $11,702,117            $64,036,926               2.33%
 Class C Plan                5,471,807                  744,061             24,905,201               2.44
 Class N Plan                  129,571                  114,483              1,203,533               2.08


                       32 | OPPENHEIMER MAIN STREET FUND

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of February 28, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2003 was $97,500, which represents less than 0.01% of the Fund's net assets.


--------------------------------------------------------------------------------
 7. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.


--------------------------------------------------------------------------------
 8. Subsequent Event
 Effective April 30, 2003, the Fund will change its name to Oppenheimer Main Street Fund.




                       33 | OPPENHEIMER MAIN STREET FUND

OPPENHEIMER MAIN STREET FUND(R)

A Series of Oppenheimer Main Street Funds, Inc.

--------------------------------------------------------------------------------
 Directors and Officers    James C. Swain, Chairman and Director
                           John V. Murphy, President and Director
                           William L. Armstrong, Director
                           Robert G. Avis, Director
                           George C. Bowen, Director
                           Edward L. Cameron, Director
                           Jon S. Fossel, Director
                           Sam Freedman, Director
                           Beverly L. Hamilton, Director
                           Robert J. Malone, Director
                           F. William Marshall, Jr., Director
                           Charles Albers, Vice President
                           Nikolaos D. Monoyios, Vice President
                           Robert G. Zack, Vice President and Secretary
                           Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the      Mayer Brown Rowe & Maw
 Independent Trustees

                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


         (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



                       34 | OPPENHEIMER MAIN STREET FUND

OPPENHEIMER FUNDS FAMILY

-------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                    Global Fund
                        International Small Company Fund           Quest Global Value Fund, Inc.
                        Europe Fund                                Global Growth & Income Fund
                        International Growth Fund
-------------------------------------------------------------------------------------------------------
 Equity                 Stock                                      Stock & Bond
                        Emerging Technologies Fund                 Quest Opportunity Value Fund
                        Emerging Growth Fund                       Total Return Fund, Inc.
                        Enterprise Fund                            Quest Balanced Value Fund
                        Discovery Fund                             Capital Income Fund
                        Main Street Small Cap Fund(R)              Multiple Strategies Fund
                        Small Cap Value Fund                       Disciplined Allocation Fund
                        MidCap Fund                                Convertible Securities Fund
                        Main Street Opportunity Fund(R)            Specialty
                        Growth Fund                                Real Asset Fund(R)
                        Capital Appreciation Fund                  Gold & Special Minerals Fund
                        Main Street Fund(R) 1                      Tremont Market Neutral Fund, LLC 2
                        Value Fund                                 Tremont Opportunity Fund, LLC 2
                        Quest Capital Value Fund, Inc.
                        Quest Value Fund, Inc.
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
-------------------------------------------------------------------------------------------------------
 Income                 Taxable                                    Rochester Division
                        International Bond Fund                    California Municipal Fund4
                        High Yield Fund                            New Jersey Municipal Fund4
                        Champion Income Fund                       AMT-Free New York Municipals 4,5
                        Strategic Income Fund                      Municipal Bond Fund
                        Bond Fund                                  Limited Term Municipal Fund
                        Total Return Bond Fund                     Rochester National Municipals
                        Senior Floating Rate Fund                  Rochester Fund Municipals
                        U.S. Government Trust                      Limited Term New York Municipal Fund
                        Limited-Term Government Fund               Pennsylvania Municipal Fund 4
                        Capital Preservation Fund 3
-------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                      Stock & Bond
                        Mercury Advisors Focus Growth Fund         QM Active Balanced Fund 3
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(R) Index Fund 3
-------------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund, Inc.                    Cash Reserves


1. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03.
2. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                       35 | OPPENHEIMER MAIN STREET FUND

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--------------------------------------------------------------------------------

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hours.



                       36 | OPPENHEIMER MAIN STREET FUND

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
Ticker Symbols
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                                                             Distributor, Inc.

RS0700.001.0203      April 29, 2003